UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

Procore Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40396	73-1636261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6309 Carpinteria Avenue, Carpinteria, CA	93013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 477-6267

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	PCOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, Procore Technologies, Inc. (the “Company”) announced that its Founder, President and Chief Executive Officer, Tooey Courtemanche, intends to transition to Executive Chairman upon the appointment of a successor.

The Company’s Board of Directors (the “Board”) will initiate a comprehensive search process to find Mr. Courtemanche’s successor. Once a successor is appointed, Mr. Courtemanche intends to transition to Executive Chairman, where he will continue to be deeply involved in the Company’s business and lead the Board. Until that time, there will be no changes to Mr. Courtemanche’s current role as the Company’s President and Chief Executive Officer. Mr. Courtemanche’s decision was not the result of any disagreement with the Board or regarding any matter relating to the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

On March 10, 2025, the Company issued a press release (the “Press Release”) announcing Mr. Courtemanche’s intent to transition to Executive Chairman upon the appointment of a successor. In the Press Release, the Company also reaffirmed its first quarter fiscal 2025 and full-year fiscal 2025 guidance, as previously announced in its earnings release for the fourth quarter and full year 2024 financial results on February 13, 2025. The Company is also announcing, via this Current Report on Form 8-K, that Mr. Courtemanche intends to terminate the Rule 10b5-1 trading plan that he adopted on December 11, 2024, prior to any transactions occurring under the plan.

The information in each item of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed below is being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release dated March 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Procore Technologies, Inc.

Date: March 10, 2025	By :	/s/ Benjamin C. Singer
Benjamin C. Singer
Chief Legal Officer and Corporate Secretary